Exhibit 21.1

LIST OF SUBSIDIARIES

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Name of Subsidiary	State/County of Incorporation/Organization	Parent
Roadrunner Equipment Leasing, LLC	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Transportation Services, Inc. (DBA Roadrunner Freight)	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Truckload Agent Investment, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Prime Distribution Services, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Ascent Global Logistics Holdings, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
International Transportation Holdings, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Truckload Holdings, LLC	Delaware	Roadrunner Transportation Systems, Inc.
Active Aero Group, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Morgan Southern, Inc.	Delaware	Roadrunner Transportation Services, Inc.
Expedited Freight Systems, LLC	Delaware	Roadrunner Transportation Services, Inc.
Roadrunner Freight Carriers, LLC	Delaware	Roadrunner Transportation Services, Inc.
Roadrunner Intermodal Services, LLC	Delaware	Morgan Southern, Inc.
Wando Trucking, LLC	Delaware	Morgan Southern, Inc.
Central Cal Transportation, LLC	Delaware	Roadrunner Intermodal Services, LLC
Group Transportation Services, Inc. (DBA Ascent Global Logistics)	Delaware	Ascent Global Logistics Holdings, Inc.
MESCA Freight Services, LLC (DBA Ascent Global Logistics)	Delaware	Ascent Global Logistics Holdings, Inc.
Marisol International, LLC (DBA Ascent Global Logistics)	Delaware	Ascent Global Logistics Holdings, Inc.
Great Northern Transportation Services, LLC (DBA Ascent Global Logistics)	Delaware	Group Transportation Services, Inc.
Capital Transportation Logistics, LLC (DBA Ascent Global Logistics)	Delaware	Group Transportation Services, Inc.
World Transport Services, LLC (DBA Ascent Global Logistics)	Delaware	MESCA Freight Services, LLC
Beech Hill Enterprises, LLC (DBA Ascent Global Logistics)	Delaware	MESCA Freight Services, LLC
Midwest Transit, Inc.	Canada	International Transportation Holdings, Inc.
Roadrunner Truckload, LLC (DBA Ascent Global Logistics)	Delaware	Roadrunner Truckload Holdings, LLC
Stagecoach Cartage and Distribution, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Rich Transport, LLC (DBA Rich Logistics)	Delaware	Roadrunner Truckload Holdings, LLC
Everett Logistics, LLC	Delaware	Roadrunner Truckload Holdings, LLC
D&E Transport, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Consolidated Transportation World, LLC	Delaware	Roadrunner Truckload Holdings, LLC
ISI Logistics, LLC	Delaware	Roadrunner Truckload Holdings, LLC
ISI Logistics South, LLC	Delaware	Roadrunner Truckload Holdings, LLC
RRTC Holdings, Inc.	Delaware	Roadrunner Truckload, LLC
GWP Logistics, LLC	Delaware	Roadrunner Truckload, LLC
Direct Connection Transportation, LLC	Delaware	Roadrunner Truckload, LLC
Big Rock Transportation, LLC	Delaware	Roadrunner Truckload, LLC

Roadrunner Truckload 2, LLC (DBA Roadrunner Truckload Plus)	Delaware	Roadrunner Truckload, LLC
A&A Logistics, LLC	Delaware	RRTC Holdings, Inc.
A&A Express, LLC	Delaware	RRTC Holdings, Inc.
Roadrunner Temperature Controlled, LLC (DBA A&A Express)	Delaware	RRTC Holdings, Inc.
Sortino Transportation, LLC	Delaware	RRTC Holdings, Inc.
CTW Transport, LLC	Delaware	Roadrunner Truckload, LLC
Sargent Trucking, LLC (DBA Ascent Global Logistics)	Delaware	Roadrunner Truckload, LLC
USA Jet Airlines, Inc.	Delaware	Active Aero Group, Inc.
Active Aero Charter, LLC	Michigan	Active Aero Group, Inc.
Active Global Solutions, LLC	Michigan	Active Aero Group, Inc.
Active Aero Motor Carrier, LLC (DBA Roadrunner Expedited)	Michigan	Active Aero Group, Inc.
Active PTM, LLC	Michigan	Active Aero Group, Inc.
Active On Demand de Mexico S. de R.L. de C.V.	Mexico	Active Aero Group, Inc. (90%) and Active PTM, LLC (10%)
Velocity Insurance Company, A Risk Retention Group	South Carolina	(1)

(1) Owned collectively by Roadrunner Transportation Systems, Inc.; Roadrunner Equipment Leasing, LLC; Roadrunner Transportation Services, Inc.; Roadrunner Truckload Agent Investment, Inc.; Prime Distribution Services, Inc.; Ascent Global Logistics Holdings, Inc.; International Transportation Holdings, Inc.; Roadrunner Truckload Holdings, LLC; Roadrunner Truckload, LLC; and Active Aero Group, Inc.